UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

FORM HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34785 (Commission File Number)	20-4988129 (IRS Employer Identification No.)

780 Third Avenue, 12th Floor New York, New York (Address of principal executive offices)	10017 (Zip Code)

(646) 525-4319

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Regulation FD Disclosure.

On July 25, 2017, FORM Holdings Corp. (the “Company”) issued a press release announcing, among other things, certain preliminary, unaudited estimated results of operations for the quarter ended June 30, 2017. The text of the press release relating to such preliminary results is furnished pursuant to Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 25, 2017, the Company also announced certain preliminary estimated financial guidance for the fiscal years 2017 and 2018. The text of the press release relating to such guidance is furnished pursuant to Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information set forth under Item 2.02 and Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended , or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This press release includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward looking statements in this press release, including with respect to the proposed offering and the intended use of the proceeds of the offering, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: the impact of the Company’s business and asset acquisitions on its operations and operating results including its ability to realize the expected value and benefits of such acquisitions; the Company’s ability to develop and introduce new products and/or develop intellectual property; the Company’s ability to protect and maintain its intellectual property rights; the Company’s ability to raise additional capital to fund its operations and business plan and the effects that such financing may have on the value of the equity instruments held by the Company’s stockholders; the Company’s ability to retain key members of its management team; general economic conditions and level of consumer and corporate spending on technology, consumer electronics, health and wellness, and travel; the Company’s ability to hire a skilled labor force and the costs associated with that labor; the Company’s ability to secure new locations, maintain existing ones, and ensure continued customer traffic at those locations; the Company’s ability to protect its customers’ financial data and other personal information; the loss of one or more of its significant suppliers or vendors; unexpected trends in the travel, health and wellness, mobile phone, telecom computing, and consumer electronics industries and potential technology and service obsolescence; market acceptance, quality, pricing, availability and useful life of our products and/or services, as well as the mix of its products and services sold; lawsuits, claims, and investigations that may be filed against the Company’s and other events that may adversely affect its reputation; the Company’s ability to license and monetize its patents, including litigation outcomes; and competitive conditions within the Company’s industries; and other risks and uncertainties and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission ("SEC"), including FORM's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 30, 2017, as amended on May 1, 2017, and FORM’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, filed with the SEC on May 15, 2017. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of FORM Holdings Corp., dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: July 25, 2017	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer